BioLargo

We Make Life Better

An innovation engine for a better tomorrow

Earnings Conference Call and Webcast for the Third Quarter of 2024. November 14, 2024.

Stock Symbol: BLGO

Safe Harbor Statement

All statements, other than statements of historical fact, included in this presentation and management's explanation and discussion of this presentation, regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management are forward-looking statements. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions, including graphical information, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that the expectations underlying our forward-looking statements are reasonable, these expectations may prove to be incorrect, and all of these statements are subject to risks and uncertainties. Therefore, you should not place undue reliance on our forward-looking statements. We have included important risks and uncertainties in the cautionary statements about our business in our filings with the Securities and Exchange Commission, particularly the section titled "Risk Factors" in our Form 10-K and subsequent filings. We believe these risks and uncertainties could cause actual results or events to differ materially from the forward-looking statements that we make. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections or expectations prove incorrect, actual results, performance or financial condition may vary materially and adversely from those anticipated, estimated or expected. In the light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made.



Who we are

- Innovators, scientists, engineers, and entrepreneurs
- Passionate about sustainability and human health
- Driven by a mission to *make life better*



What we do

- Best-in-class solutions for cleantech problems
- Engineering-forward technologies
- Focus on problems without good solutions

The BioLargo Innovation Engine

BioLargo
We Make Life Better

BioLargo Engineering, Science & Technologies — Engineering

BioLargo Canada — R&D

Operating Segments Commercializing our Technologies

CLYRA™ Medical Technologies Inc

BioLargo ENERGY TECHNOLOGIES

ONM ENVIRONMENTAL PRODUCTS AND SERVICES

BioLargo EQUIPMENT • SOLUTIONS • TECHNOLOGIES

The Unseen Value of the BioLargo Portfolio

- Unmatched technologies
- Capital-conserving strategy
- Highly qualified people
- Impact-driven – *make life better*



ONM ENVIRONMENTAL PRODUCTS AND SERVICES
$100M+
CLYRA Medical Technologies Inc
$1B+
BioLargo EQUIPMENT • SOLUTIONS • TECHNOLOGIES
$1B+
BioLargo ENERGY TECHNOLOGIES
$2.5B+

*These are targeted minimum future values for our portfolio companies, based on management's modeling. This analysis <u>does not include other technologies in BioLargo's portfolio</u>. Business plans are subject to adequate financing, inherent risks, and barriers to entry. *See Company's Annual and Quarterly Reports on Forms 10-K and 10-Q to understand all risks involved in the company's business plan.*


2024 REVENUE RUN RATE
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
$ MILLIONS
2018
2019
2020
2021
2022
2023
2024

**Trends are not necessarily indicative of future performance, and future revenues are highly dependent on our partners' performance.*

Current revenue run rate

- Revenues through September 30, 2024, were $14.1 million
- Our current annual revenue run rate is **$18.8 million**


COMPANYWIDE REVENUE AND SG&A
Revenue
SG&A
$6
$5
$4
$3
$2
$1
$-
MILLIONS
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2022
2023
2024

Key highlights from Q3 2024:

Revenue:

- $14.1 million revenues through September 30, 2024 (80% greater than same 9 months last year)
- $4.4 million for the quarter (63% greater than same quarter last year)

Net Loss:

- $1.1 million for the quarter, including $337,000 in non-cash equity compensation expense
- Increase due largely to investments in capital equipment and resources in preparation for launch of Clyra products and R&D for battery technology

Cash Flow:

- Through September 30, 2024, cash used by operating activities: $1,290,000
- Equipment purchases $1,260,000

Cash:

- $3.9 million cash and cash equivalents, and $7.4 million in current assets


TOTAL STOCKHOLDER'S EQUITY
$7
$6
$5
$4
$3
$2
$1
$0
$(1)
$(2)
$(3)
MILLIONS
2018
2019
2020
2021
2022
2023
YTD OF 2024
$6.0 M

Trends are not necessarily indicative of future performance


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POOPH
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Major Retail Outlets

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Do it Best

POOPH – Consumer pet odor product

- Product marketed and sold by our partners, award-winning consumer product experts (Pooph, Inc.)
- ONM receives manufacturer's margin and a royalty on sales
- Business strategy: ramp up sales and sell to a major consumer products company
    - ONM would receive 20% of exit


COUCH
POOPH IT!


THEIR BED
POOPH IT!

Pooph – Looking Forward

- Fantastic historic performance
- Pooph's Inc.'s goals for their brand:
  - Continued 20% QoQ growth (~100% YoY)
  - 80,000 stores
- Wipes, Litterizer, and Potty Pads launched
- Pooph Potty Pads available at Petsmart and others
- Ongoing discussions about expanding product category


POOPH


POOPH
POTTY PADS
POOPH
POOPH

CLYRA
Medical Technologies Inc

Clyra Medical Technologies:
THE CLYRADVANTAGE


ViaCLYR


bioclynse
CLYRA


oraclyr
oraclyr

Clyra™ Antimicrobial Platform
Infection Prevention & Control

Supporting 3rd-party FDA-compliant manufacturing with >$1.6 million of specialized equipment to support upcoming distribution.

Targeting "ready mode" (scaled production) Q1 2025.

The Economist | Menu | My Economist

Business | Charging forward

Clean energy's next trillion-dollar business

Grid-scale batteries are taking off at last



ILLUSTRATION: ROSE WONG

"global energy storage experts have predicted the global supply of battery energy storage will need to increase from today's 200 gigawatts to more than a terawatt by 2030 and more than five terawatts by 2050, fueling a market projected to be worth between $200 billion and $700 billion by 2030 and between $1 and $3 trillion by 2040."

Target Markets

What do they have in common? Static, large-format energy storage uses

- Renewable energy storage / grid-scale storage
- Microgrids for localized power consumers
- EV charging stations
- Residential backup power stations for homes, businesses, hospitals, etc.
- Emergency response / disaster relief







The Problems with Lithium Batteries

- Explosive
- High risk of thermal runaway
- Global supply chain risk
- Poor environmental outcomes





CELLINITY
BY BIOLARGO ENERGY TECHNOLOGIES

BioLargo's Cellinity battery technology was created to provide a better option for battery energy storage than lithium-ion, empowering grid stability and storage of renewable energy.

Compared to lithium-ion, Cellinity is:

CELLINITY BATTERY

1 SAFER

Far safer because it has no risk of fire or explosion

2 SUSTAINABLE

More sustainable because it contains no rare earth metals or toxic chemicals

3 DURABLE

Lasts longer because its performance does not degrade with each cycle

4 EFFICIENT

Is more energy dense, making it ideal for large format energy storage


CELLINITY
CELLINITY

Initially Targeting Two BESS Module Sizes:

1-2 MWh



~25 KWh



Compared to other Battery Chemistries

Specification	Lithium-ion (cobalt oxide)	Sodium-ion	Molten calcium antimony	Lead acid	Nickel cadmium	BioLargo Battery (Liquid Sodium)
Energy density (Wh/kg)	150-190	75-165	Low	30-50	45-80	552
Life cycle (down to 80% discharge)	500-1,000	2,000-6,000	No loss in discharge	200-300	1,000	No loss in discharge
Open circuit cell voltage (V)	3.7	~2.1	~2.5	2	1.2	4.2
Operating temperature (°C)	0 to 45	-20 to 40	~500	-20 to 50	-20 to 65	120 to 250
Self-discharge (%/month)	<10%	Negligible		5%	20%	0
Safety considerations	• Serious fires can occur, protection circuit mandatory • Thermal runaway possible	No serious risks	• Jacket is very hot (minor safety concern) • Not to be shaken	• Very toxic	• Very toxic • Fuse protection required	• NO THERMAL RUNAWAY • Insulated for high temperatures
Toxicity considerations	Low	Low risk	Contains antimony (toxic)	Very toxic	Very toxic	Low risk
Materials	Scarce	Earth-abundant	Earth-abundant	Diverse supply	Cadmium rare	Earth-abundant

BioLargo battery manufacturing facility, Oak Ridge, Tennessee



Most Recent Developments

June, 2024


BioLargo Manufactures First Cellinity Battery Cells, a Safer Alternative to Lithium-ion

Press Release |

WESTMINSTER, CA / ACCESSWIRE / June 11, 2024 / BioLargo, Inc. (OTCQB:BLGO), a company that creates and commercializes sustainable technologies to solve tough environmental and cleantech challenges, announced that it had succeeded in manufacturing its first Cellinity™ "Liquid Sodium" prototype battery cells. Visit www.BioLargoEnergy.com to learn more.

CELLINITY

September, 2024




CELLINITY
CELLINITY

9-21-24

Our Spartan Cell (300 Whr) unveiled at ribbon cutting ceremony to honor our key team members and Norway & Arizona Partners



Business model: Sell factories, not batteries

Develop region-specific factories that are *owned and operated locally*, with BioLargo holding a minority position

Focus on:

- Adapt capacity to meet demand scale: giga- vs micro-factory
- Workforce development
- Region-specific needs
- Microgrid deployment



Revenue Will Start to Flow During Development

REPRESENTATIVE BATTERY FACTORY PARTNERSHIP PROJECT

Development — 2.5 years — *Operational*

$60 million revenue to BETI on average project (engineering, equipment, training, etc.)

BETI receives
- 6% Royalty
- % of profits based on ownership
- Revenues from component supply

- 1.5 GWh per year factory expected to generate an estimated $500 million topline revenue per year based on today's market prices
- 6% royalty = $31.5 million in royalties to BETI (plus a share of profit)
- Profit of factories will likely include monetizing tax or other credits

BioLargo

EQUIPMENT ▪ SOLUTIONS ▪ TECHNOLOGIES

AEC

AQUEOUS ELECTROSTATIC CONCENTRATOR

A Broad-Spectrum, Low-Waste PFAS Capture Technology and Efficient Destruction



PFAS By the Numbers

- Industry's cost to purchase PFAS: **$50-1,000 per lb**
- PFAS removal cost from wastewater: **$2.7M-18M per lb**
- Yearly cost of PFAS remediation to society: **$17.5T**

Top 12 companies responsible for PFAS production

AGC, Arkema, Chemours, Daikin, 3M, Solvay, Dongyue, Archroma, Merck, Bayer, BASF and Honeywell.

Annual Profits: $4B

https://www.pca.state.mn.us/news-and-stories/groundbreaking-study-shows-unaffordable-costs-of-pfas-cleanup-from-wastewater

https://www.theguardian.com/environment/2023/may/12/pfas-forever-chemicals-societal-cost-new-report#:~:text=The%20societal%20cost%20of%20using,manufacturers%20%E2%80%93%20about%20%244bn%20annually.

https://www.cbsnews.com/minnesota/news/mpca-study-highlights-staggering-costs-to-remove-pfas-from-minnesota-wastewater-streams/




AEC
VS
CARBON FILTRATION/
MEDIA FILTRATION
VS
AEC HAS LOWER OPERATION AND MAINTENANCE COSTS
AEC is faster and more energy-efficient than standard filtration.
VS
AEC IS VERSATILE
AEC can work on multiple water streams alone or in conjunction with other water treatment technologies.
VS
AEC IS ENVIRONMENTALLY FRIENDLY
AEC produces less than 1/40,000 the PFAS-laden waste of carbon filtration.
BioLargo
We Make Life Better

Why waste production matters

AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR



~1-2 lbs of concentrate

Waste generated from treating 20,000 gallons of PFAS contaminated water

Granular Activated Carbon Treatment



20-40,000 lbs of spent carbon

The PFAS treatment waste conundrum

What they don't tell you about other PFAS capture technologies







10 Year Life Cycle Costs as a Function of Waste Disposal Costs
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
Life Cycle Costs 10-Year NPV 6%
0
1
2
3
4
5
6
7
8
9
10
Cost for Disposal ($/lb)
AEC
GAC
$6,277,702
$7,567,362
$8,857,022
$10,146,683
$11,436,343
$12,726,004
$14,015,664
$15,305,325
$16,594,985
$17,884,646
$4,375,789
$4,377,244
$4,378,699
$4,380,154
$4,381,610
$4,383,065
$4,384,520
$4,385,975
$4,387,431
$4,388,886

GAC-based filtration

AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

40% to 300% lower operating costs than GAC

PFAS – More than just drinking water treatment

New markets coming online in anticipation of new regulations

Landfill Leachate


Post AEC
Post AOP
Post EC
Untreated

Firefighting Foam



Wastewater and Industrial



The BioLargo Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that makes life better by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.



Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA

BioLargo
We Make Life Better

OTCQX: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA 92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com